                                                                    EXHIBIT 10.2

                          EIGHTH AMENDMENT AND WAIVER
                            TO WHITTAKER CORPORATION
                     AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF JULY 31, 1997


          This EIGHTH AMENDMENT AND WAIVER (the "Amendment") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, CIBC Inc., as co-agent, and the Agent entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders, among other things, waive, during the period starting on and including July 31, 1997 to (but not including) December 31, 1997 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement.

          3. The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  Effective as of the date
                      ------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the Credit Agreement is hereby amended as follows:

          (a) During the Waiver Period, the definition of "Applicable Margin" is amended and restated in its entirety as follows:

               "APPLICABLE MARGIN" means 3.50% per annum; provided that, after
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          October 31, 1997, it shall mean 4.00% per annum if, on or before that date and during the Waiver Period, the Borrower shall not have reduced the principal of the Term Advances by an aggregate amount not less than $55,000,000 in addition to the payment due October 21, 1997 pursuant to Section 2.03(a) of this Agreement.

          (b) During the Waiver Period, the third sentence of Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Each Revolving Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $500,000 in excess thereof unless such Revolving Borrowing is in the amount of the aggregate Unused Revolving Commitment of each Revolving Lender and shall consist of Revolving Advances made by the Revolving Lenders ratably according to their respective Revolving Commitments."

          (c) A new Section 2.03(d) is hereby added to the Credit Agreement, as follows:

               "(d) September 30, 1997 Payment.  In addition to any other
                    --------------------------
          required payment of the principal amount of Term Advances provided for herein, the Borrower shall repay to the Term Lenders, (in accordance with Section 2.09(a)), after July 30, 1997 and on or before September 30, 1997, an aggregate principal amount of Term Advances of not less than $20,000,000, which shall be applied to the scheduled principal installments of the Term Advances set forth in Section 2.03(a) (ratably in accordance with the respective principal amounts of each such installment)."

          (d) During the Waiver Period, the proviso of Section 2.05(a) is hereby amended to read as follows:

               "provided, however, that each partial prepayment of Revolving Advances shall be in the aggregate principal amount of $500,000 or any multiple of $500,000 in excess thereof."

          (e) Section 2.05(b)(iv) shall be amended and restated in its entirety as follows:

               "(iv)  OTHER ASSET SALE PROCEEDS.  Except as otherwise provided
                      -------------------------
          in Section 2.05(b)(iii), the Borrower shall, on the first Business Day after receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds from the sale, lease (entered into after the Closing Date), transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (other than (A) sales of inventory in the ordinary course of business, (B) sales of damaged, worn or obsolete equipment to the extent the proceeds thereof are intended to be used to purchase replacements for such equipment within 180 days or sales of damaged, worn or obsolete equipment made after the purchase of replacements for such equipment, (C) sales, leases, transfers and other dispositions of assets, or a series of sales, leases, transfers and other dispositions of related assets, which are sold, leased, transferred or otherwise disposed of for an amount, or an aggregate amount, less than $500,000, except to the extent that the aggregate of all such sales, leases,
          ------
          transfers, and other dispositions in any fiscal year exceeds $2,000,000, (D) sales of Cash Equivalents for cash, and (E) any sale of the Bermite Land, as to which Section 2.05(b)(iii) shall govern), prepay the Advances in an amount equal to such Net Cash Proceeds; provided that, if such disposition shall be of any of the assets
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          described on Part II of Schedule 6.02(e)(v) to this Agreement, such prepayment shall be in an amount equal to 50% of such Net Cash Proceeds. Each such payment shall be applied first, to the scheduled
                                                        -----
          principal installments of the Term Advances (ratably in accordance with the respective principal amounts of each such installment), until the Term Advances are repaid in full and, second, to the prepayment of
                                                    ------
          the Revolving Facility as set forth in Section 2.05(b)(viii)."

          (f) During the Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, the aggregate outstanding amount of Revolving Advances plus Letter of Credit Obligations shall not exceed $83,000,000.

          (g) During the Waiver Period, Section 3.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "SECTION 3.05.  LETTER OF CREDIT COMPENSATION.
                               -----------------------------

                    (a) The Borrower shall pay to the Agent:

                         (i) for the account of the Issuing Bank which Issues a
               Letter of Credit, an issuance fee in an amount equal to 1/8 of 1% per annum of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                         (ii) for the account of each Revolving Lender, a letter
               of credit fee with respect to each Letter of Credit, in each case in an amount equal to

                              (A) with respect to each Financial Standby Letter
                    of Credit, a percentage per annum equal to the Applicable Margin plus 1%, times the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time;

                              (B) with respect to each Performance Standby
                    Letter of Credit, a percentage per annum equal to the Applicable Margin plus 1/2%, times the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                              (C) with respect to each Commercial Letter of
                    Credit, 0.25% of the amount of such Lender's Revolving Pro Rata Share of the Available Amount of such Letter of Credit as of the date of Issuance thereof.

               The letter of credit and issuance fees payable under this Section 3.05(a) shall be payable monthly on the last Business Day of each month, commencing July 31, 1997, and on the Revolving Commitment Termination Date except that the letter of credit fee payable under Section 3.05(a)(ii)(C) shall be payable upon issuance of the applicable Letter of Credit. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable."

          (h) Schedule 6.02(e)(v) is amended by adding thereto the assets listed on "Part II of Schedule 6.02(e)(v)" attached to this Amendment.

          (i) During the Waiver Period, the permissive exceptions to the prohibitions of Section 6.02(g) contained in Sections 6.02(g)(v), 6.02(g)(vi), and 6.02(g)(viii) are suspended.

          (j) Section 9.01(a) is amended in its entirety to read as follows:

               "(a) Amendments, Etc.  No amendment or waiver of any provision of
                    ---------------
          this Agreement, the Notes, if any, or any other Loan Document nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless
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          in writing and signed by the Borrower and the Requisite Lenders, waive any mandatory reduction of the Revolving Commitments required pursuant to Section 2.04(b) or any mandatory prepayment required pursuant to
          Section 2.05(b)(ii) through 2.05(b)(vi); provided, further, that no
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          amendment, waiver or consent shall, unless in writing and signed by the Borrower and all the Lenders, do any of the following at any time:
          (A) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, if any, and Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (B) amend this Section 9.01, (C) subject the Lenders to any additional obligations, (D) reduce the principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder, or (E) postpone any date fixed for any payment of principal of, or interest on, the Notes or Advances or any fees or other amounts payable hereunder, except for the principal
                                                       ------
          payment required by Section 2.03(d), which will require an amendment, waiver or consent in writing and signed by the Borrower and the Requisite Lenders; provided further that no amendment, waiver or
                             -------- -------
          consent shall, unless in writing and signed by the L/C Bank and each other Lender that is then an Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Banks under this Agreement; and provided further that
                                                         -------- -------
          no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note or any other Loan Documents."

          SECTION 2.  WAIVER.  (a) Subject to the terms and conditions hereof,
                      ------
Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the Specified
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Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by the Borrower, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of the
                           ------------------
Borrower to comply with Sections 6.04(a), (b), (c) and (d) of the Credit Agreement. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

     (b) In consideration of Lenders' waiver of the Specified Defaults and certain other good and valuable consideration, the Borrower hereby expressly acknowledges and agrees that neither it nor any Guarantor or Grantor has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or Agent or any grounds or cause for reduction, modification or subordination of the Obligations under the Loan Documents or any liens or security interests of any Lender or the Agent. To the extent the Borrower or any Guarantor or Grantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, the Borrower and each Guarantor and Grantor hereby waive, and hereby release each Lender and Agent from, any and all such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

          SECTION 3.  AMENDMENT AND WAIVER FEE.  In consideration of the
                      ------------------------
execution by and agreement to this Amendment by the Lenders, the Borrower shall pay to the Agent for the account of each Lender such Lender's Revolving Pro Rata Share of 1-1/2% of its Revolving Commitment outstanding on October 31, 1997, and 1-1/2% of its Term Advances outstanding on October 31, 1997, but in any event not less than its Term Pro Rata Share of $750,000, payable on the earlier of November 3, 1997, or the payment in full of the Obligations under the Loan Documents. Such fee shall be earned immediately upon the effectiveness of this Amendment and payable as set forth above. Such fee shall be part of "fees or other amounts payable hereunder" for the purposes of Section 9.01(a) of the Credit Agreement.

          SECTION 4.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall not be
                      ---------------------------
effective until all proceedings of the Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Agent and each Lender, and each of the following conditions precedent shall have been satisfied:

          (a) The Agent has received counterparts of this Amendment executed by the Borrower and each Lender and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

          (b) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment to Agent, including, without limitation, the fees and expenses of its counsel, shall have been paid to the extent that same had been billed prior to the date of this Amendment; and

          (c) Agent and each Lender shall have received each of the following:

               (1) a certificate of the Borrower certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Article V of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Default or Event of Default, after giving effect to this Amendment and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default; and

               (2) such other documents, instruments, and certificates, as Agent or Required Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the board of directors of the Borrower authorizing the transactions contemplated by this Amendment.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents
                      ------------------------------
and warrants as follows:

          (a) AUTHORITY.  The Borrower and each other Loan Party has the
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     requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) ENFORCEABILITY.  This Amendment has been duly executed and
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     delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) REPRESENTATIONS AND WARRANTIES.  The representations and
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     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) NO DEFAULT.  After giving effect to this Amendment, no event has
              ----------
     occurred and is continuing that constitutes a Default or Event of Default.

          SECTION 6.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a) Upon
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents.

          SECTION 7.  FURTHER ASSURANCES.  The Borrower shall execute and
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deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

          SECTION 8.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 9.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY
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LAW, EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE)

ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          SECTION 10.  GOVERNING LAW.  This Amendment shall be governed by, and
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construed in accordance with, the laws of the State of New York.



     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              WHITTAKER CORPORATION,
                              a Delaware corporation


                              By:   \s\  John K. Otto
                                    -----------------
                                    John K. Otto
                                    Treasurer


                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:   \s\  William E. Livingstone, IV
                                    -------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President



                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:   \s\  William E. Livingstone, IV
                                    -------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President


                              BT HOLDINGS (NEW YORK), INC.


                              By:   \s\  Robert W. Hevner
                                    ---------------------
                                    Title:  Vice President


                              DK ACQUISITION PARTNERS, L.P.

                              By:   M.H. DAVIDSON & CO., its general partner


                              By:   \s\  Michael J. Leffell
                                    -----------------------
                                    Title:

                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By:   \s\  John Urban
                                    ---------------
                                    Title:


                              MERRILL LYNCH, PIERCE, FENNER, & SMITH
                              INCORPORATED


                              By:   \s\  Neil E. Brisson
                                    --------------------
                                    Title:  Authorized Signatory


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              By:   \s\  Anthony R. Clemente
                                    ------------------------
                                    Title:  Authorized Signatory


                              MERRILL LYNCH SENIOR HIGH INCOME
                              PORTFOLIO, INC.


                              By:   \s\  Anthony R. Clemente
                                    ------------------------
                                    Title:  Authorized Signatory

                                    CONSENT


     Each of the undersigned, as Guarantors under the "Guaranty" and as grantors under the "Security Agreement" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and to be bound by the terms and provisions thereof, and agrees that (i) the Guaranty and the Security Agreement are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Security Agreement shall continue to secure the payment of the indebtedness therein described.



                         AVIANT INFORMATION, INC. (formerly BLUE BELL LEASE, INC.), a California corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS, INC., a California corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, WHITTAKER XYPLEX, INC., a Delaware corporation, and XYPLEX, INC., a Massachusetts corporation



                         By:  \s\  John K. Otto
                              -----------------
                              John K. Otto
                              Treasurer of each of the foregoing Loan Parties